UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                           Amendment No. 1 to
                                FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            February 4, 2011
                           -----------------

                             Your Event, Inc.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53164                          26-1375322
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

             7065 W. Ann Road, #130-110, Las Vegas, Nevada  89130
            ---------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                              (877) 871-4552
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


                             Explanatory Note
                             ----------------

We are filing this Amendment No. 1 on Form 8-K to amend the Form 8-K dated February 4, 2011 originally filed with the U. S. Securities and Exchange Commission on February 4, 2011. We are filing this amendment for the purpose of providing additional disclosure information under Item 5.01 concerning the source and consideration paid for change of control of ownership of the Registrant. We have also attached an exhibit, under Item 9.01 entitled "Share Purchase Agreement."

Unless otherwise expressly stated, this Amendment No. 1 does not reflect events occurring after the filing of the original Form 8-K, or modify or update in any way disclosures contained in the original Form 8-K.

Item 5.01.  Changes in Control of Registrant.

Your Event, Inc., (the "Company") on February 4, 2011, underwent a change of control of ownership. Marilyn Montgomery, the sole officer and director sold her ownership of 8,200,000 control shares to Million Win Investments
(HK) Limited, located in Hong Kong, P.R.C. Million Win Investments (HK) Limited, entered into a Share Purchase Agreement with Marilyn Montgomery. whereby Million Win Investments (HK) Limited paid cash consideration of one hundred thousand ($100,000) for the 8,200,000 control shares (see exhibit
99.1 entitled "Share Purchase Agreement"). Mr. Aiki Kobayashi, CEO, the beneficial owner of Million Win Investments (HK) Limited was the source of the funds.

The Company has 11,000,000 common shares issued and outstanding. The transfer of ownership of 8,200,000 shares represents 74.5% ownership in the Company.

With the change of ownership control, Marilyn Montgomery has agreed to maintain her positions as sole officer and director of the Company.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on February 4, 2011 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.







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

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after February 1, 2011 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Your Event, Inc.'s common stock.

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

                                             AMOUNT AND
                                             NATURE OF
TITLE OF    NAME OF BENEFICIAL               BENEFICIAL      PERCENT OF
CLASS       OWNER AND POSITION               OWNERSHIP       CLASS(1)
----------------------------------------------------------------------
Common      Marilyn Montgomery(2)                 0               0%
            Sole Officer/Director

Common      Million Win Investments
           (HK) Limited (3)               8,200,000            74.5%
                                         -----------------------------

DIRECTORS AND OFFICERS
AS A GROUP (1 person)                             0               0%

(1)  Percent of Class is based on 11,000,000 shares issued and outstanding.
(2)  Marilyn Montgomery, 7065 W. Ann Road, #130-110, Las Vegas, Nevada 89130
(3)  Million Win Investments (HK) Limited, FLAT/RM 602-3, 6/F Bonham
     Strand East, Shenghan, Hong Kong, P.R.C. Aiki Kobayashi, CEO of Million Win Investments (HK) Limited is beneficial owner who has the ultimate voting control over the shares held this entity.








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

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.       Exhibits
-----------       --------

   99.1           Share Purchase Agreement, dated February 4, 2011.


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Your Event, Inc.
                                   ---------------------------
                                           Registrant

                                   By: /s/ Marilyn Montgomery
                                   --------------------------
                                           Marilyn Montgomery
                                           President and Director
                                           Principal Executive, Financial,
                                           and Accounting Officer


Dated:  May 16, 2011
        ------------


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